CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Secure Automated Filing Enterprises Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ending September 30, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rory O'Byrne, the President, Chief Executive Officer, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 20, 2004	/s/ Rory O'Byrne

Name:	Rory O'Byrne
Title:	President, Chief Executive Officer, and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Secure Automated Filing Enterprises Inc. and will be retained by Secure Automated Filing Enterprises Inc. and furnished to the Securities and Exchange Commission or its staff upon request.